SCHEDULE OF TRADE AND OTHER RECEIVABLES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Trade And Other Receivables Net
Trade receivables – contracts with customers	$ 4,963,636	$ 6,184,970	$ 4,099,989
Less: Allowance for credit losses	(483,153)	(229,694)	$ (156,157)
Trade receivables, net	4,480,483	5,955,276
Other receivables	2,803,236	2,597,456
Total	7,283,719	8,552,732
Beginning balance	229,694	156,157
Charged for the year	253,459	73,537
Ending balance	$ 483,153	$ 229,694